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                                                                    EXHIBIT 99.1

                         DISTRIBUTION REPORT
                                 FOR
                Cabco Series 2002-1 Trust (AOL Time Warner Inc.).

                          DISTRIBUTION DATE
                        Class A-1 Certificate
                           CUSIP 126794205
                            May 1, 2003
                  Class B-1 Certified CUSIP NUMBER 12679PAA7

         (i) the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the 7.70% CABCO (AOL Time Warner, Inc).
                  Debentures (the "Underlying Securities"):

                             Interest:                $1,925.000.00
                             Principal:                        0.00
                             Premium:                          0.00

         (ii) the amounts of compensation received by the Trustee, for the period relating to such Distribution Date:

                             Paid by the Trust:               $0.00
                             Paid by the Depositor:           $0.00

         (iii) the amount of distribution on such Distribution Date to Holders allocable to principal of and premium, if any, and interest on the Certificates of each such Class and the amount of aggregate unpaid interest accrued as of such Distribution
                  Date:

                      Class A:
                             Interest:                $1,906,250.00
                             Principal:                       $0.00
                             Unpaid Interest Accrued:         $0.00

                      Class A-1 (2,000,000 @ 25 Stated Amount)
                      Initial Principal Bal: 50,000,000
                      Principal Balance 5/1/03 50,000,000

                      Class B:
                             Interest:                   $18,750.00
                             Principal:                       $0.00
                             Unpaid Interest Accrued:         $0.00

                      Class B-1 (2,000,000 @ 25 stated amount)
                      Initial Notional Amount 50,000,000
                      Notional Amount 5/1/03 50,000,000

         (iv) the aggregate stated principal amount and, if applicable, notional amount of the Underlying Securities related to such Series, the current interest rate or rates thereon at the close of business on such Distribution Date, and the current rating assigned to the Certificates.

                            Principal Amount:         $50,000,000
                            Interest Rate:             7.70%
                            Rating:
                                   Moody's Investor Service            Baa1
                                   Standard & Poor's Rating Service    BBB+

         (v) the aggregate Certificate Principal Balance (or Notional Amount, if applicable) of each Class of such Series at the close of business on such Distribution Date.

                  Class A:
                            ($25 Stated Amount)
                            Initial Principal Balance:        $2,000,000
                            Reduction:                                (0)
                                                             -----------
                            Principal Balance 11/01/02:       $2,000,000

                   Class A: Class A-1 (2,000,000 @ 25 Stated Amount) Initial Principal Balance: 50,000,000
                   Principal Balance 5/1/03: 50,000,000

                   Class B:
                            ($25 Stated Amount)
                            Initial Notional Amount:          $2,000,000
                            Reduction:                                (0)
                                                             -----------
                            Notional Amount 05/01/03:         $2,000,000

                   Class B: Class B-1 (2,000,000 @ 25 Stated Amount) Initial Notional Amount $50,000,000
                   Notional Amount 5/1/03 $50,000,000